                                                                      Exhibit 24

                                 POWER OF ATTORNEY

     The undersigned Trustee and officer of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, a Registration Statement on Form S-8 for the purpose of registering Common Shares of Beneficial Interest, hereby constitutes and appoints JAMES H. BERICK and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee and Chairman of the Board of said Trust, said Registration Statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power of authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 1998.


                                             /s/ Alfred Lerner
                                             ----------------------------
                                             Alfred Lerner

                              POWER OF ATTORNEY

     The undersigned Trustee of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, a Registration Statement on Form S-8 for the purpose of registering Common Shares of Beneficial Interest, hereby constitutes and appoints ALFRED LERNER and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Registration Statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 1998.


                                             /s/ James H. Berick
                                             -----------------------------
                                             James H. Berick

                                 POWER OF ATTORNEY

     The undersigned Trustee of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, a Registration Statement on Form S-8 for the purpose of registering Common Shares of Beneficial Interest, hereby constitutes and appoints ALFRED LERNER, JAMES H. BERICK and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Registration Statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 1998.


                                             /s/ H. Grant Hathaway
                                             -----------------------------
                                             H. Grant Hathaway

                                 POWER OF ATTORNEY

     The undersigned Trustee of The Town and Country Trust, a Maryland real estate investment trust, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, a Registration Statement on Form S-8 for the purpose of registering Common Shares of Beneficial Interest, hereby constitutes and appoints ALFRED LERNER, JAMES H. BERICK and HARVEY SCHULWEIS, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Registration Statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 1998.


                                             /s/ Milton A. Wolf
                                             ---------------------------
                                             Milton A. Wolf